UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☒  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under ss. 240.14a-12

RANCHER ENERGY CORP.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was determined based on ________

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:

2. Form, Schedule or Registration Statement No.:

3. Filing Party:

4. Date Filed:

RANCHER ENERGY CORP.
999-18th Street, Suite 1740,
Denver, Colorado 80202
(303) 629-1125

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held March 20, 2007

The Special Meeting of Stockholders of Rancher Energy Corp. (the “Company”) will be held on March 20, 2007 at 10:00 a.m. (Denver, Colorado time) at the offices of Patton Boggs LLP at 1660 Lincoln Street, Suite 1900, Denver, Colorado, for the following purposes:

•	To amend the Company’s articles of incorporation to increase the Company’s authorized common stock from 100,000,000 shares to 275,000,000 shares;

•	To amend and restate the Company’s Articles of Incorporation in their entirety to, among other things, opt out of the application of business combination restrictions imposed under Nevada law;

•	To consider and vote upon a proposal recommended by the Board of Directors to approve our 2006 Stock Incentive Plan;

•
To approve and authorize the Board of Directors to determine whether to effect a reverse split of the Company’s outstanding common stock in the range of a one-for-three to one-for-five within six months of the Special Meeting; and

•	To transact any other business that properly may come before the Special Meeting.

Only the stockholders of record as shown on our transfer books at the close of business on February 7, 2007 are entitled to notice of, and to vote at, the Special Meeting.

All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy in the accompanying envelope (which requires no postage if mailed in the United States). The person executing the proxy may revoke it by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Special Meeting.

All stockholders are extended a cordial invitation to attend the Special Meeting.

By the Board of Directors

Denver, Colorado February __, 2007	John Works President and Chief Executive Officer

PROXY STATEMENT

RANCHER ENERGY CORP.
999-18th Street, Suite 1740,
Denver, Colorado 80202
(303) 629-1125

SPECIAL MEETING OF STOCKHOLDERS
To be held March 20, 2007

SOLICITATION AND REVOCABILITY OF PROXIES

This Proxy Statement is provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Rancher Energy Corp., a Nevada corporation (referred to as the “Company” or “Rancher Energy” or “we” or “us”), to be voted at the Special Meeting of Stockholders to be held at 10:00 a.m. (Denver, Colorado time) on March 20, 2007 at the offices of Patton Boggs LLP at 1660 Lincoln Street, Suite 1900, Denver, Colorado or at any adjournment or postponement of the Special Meeting. We anticipate that this Proxy Statement and the accompanying form of proxy will be first mailed or given to stockholders on or about ________ __, 2007.

The shares represented by all proxies that are properly executed and submitted will be voted at the Special Meeting in accordance with the instructions indicated on the proxies. If you do not specify a choice, your proxy will be voted in favor of the matters set forth in the foregoing Notice of Special Meeting of Stockholders. If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board, the person named as proxy will have discretion to vote on those matters according to her best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this Proxy Statement went to press, we did not anticipate that any other matters would be raised at the Special Meeting.

A stockholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our proxy and transfer agent, Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado, Attn: Proxy Department, or by facsimile to Corporate Stock Transfer, Inc. at (303) 282-5800, Attn: Proxy Department, by substituting by facsimile to Corporate Stock Transfer, Inc. a new proxy executed at a later date, or by requesting, in person at the Special Meeting, that the proxy be returned.

The cost of soliciting proxies, including the cost of preparing, assembling and mailing this Proxy Statement and form of proxy to the Company’s stockholders, will be borne by the Company. The solicitation of proxies is to be made principally by mail; however, following the initial solicitation, further solicitations may be made by telephone or oral communication with stockholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation as employees. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material.

A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders. Shares of stock present in person or represented by proxy, including abstentions, shares which do not vote with respect to one or more of the matters presented for stockholder approval, and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Special Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Special Meeting. If sufficient votes for approval of the matters to be considered at the Special Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Special Meeting in order to solicit additional votes. The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the stockholders’ shares with respect to a postponement or adjournment of the Special Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

The approval of (1) the amendment to our Articles of Incorporation to increase the authorized number of shares of common stock, (2) the amendment and restatement to our Articles of Incorporation to, among other things, opt out of the application of business combination restrictions imposed under Nevada law and (3) the authorization of the Board of Directors to effect a reverse stock split of our outstanding shares of common stock requires the approval of the holders of a majority of the outstanding shares of common stock. The approval of our 2006 Stock Incentive Plan requires the affirmative vote of a majority of the shares represented at the Special Meeting.

VOTING SECURITIES

The close of business on February 7, 2007 has been fixed as the record date for the determination of holders of record of the Company's common stock, $.00001 par value per share, entitled to notice of and to vote at the Special Meeting. On the record date, 95,045,090 shares of our common stock were outstanding and eligible to be voted at the Special Meeting. Each share of common stock is entitled to one vote on any matter. A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders. If sufficient votes for approval of the matters to be considered at the Special Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Special Meeting in order to solicit additional votes. The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the stockholders' shares with respect to a postponement or adjournment of the Special Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the original meeting.

VOTING PROCEDURES

Votes at the Special Meeting are counted by an inspector of election appointed by the Chairman of the meeting. If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to stockholders for their consideration, unless a different number of votes is required by Nevada law or our Articles of Incorporation. Abstentions by those present at the Special Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his or her proxy card and withholds authority to vote for any or all of the proposals, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted on a particular matter are treated as not present with respect to that matter.

AVAILABLE INFORMATION

Copies of the Annual Report on Form 10-K for the fiscal year ended March 31, 2006 and quarterly reports on Forms 10-Q for the quarters ended June 30, 2006, September 30, 2006 and December 31, 2006 are being sent to each stockholder with this proxy statement. Attached to this Proxy Statement as Appendix 1 is the Accountant’s Report that accompanies the financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2006. Any stockholder of record and any stockholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on February 7, 2007 with questions about us are encouraged to contact our Secretary at Rancher Energy Corp., 999-18th Street, Suite 1740, Denver, Colorado 80202, (303) 629-1125. Stockholders may also access copies of these reports by accessing our website at www.rancherenergy.com or the SEC’s website at www.sec.gov.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of February 20, 2007 there were 95,045,090 shares of common stock outstanding. The following sets forth, as of February 20, 2007, the ownership of our common stock held by each person who beneficially owns more than 5% of our common stock, each of our directors, each executive officer, and all of our directors and executive officers as a group. Except as otherwise indicated, all shares are owned directly and the named person possesses sole voting and sole investment power with respect to all such shares. Shares not outstanding but deemed beneficially owned because a person or a member of a group has a right to acquire them within sixty (60) days after February 20, 2007 are treated as outstanding only when determining the amount and percentage owned by such person or such group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1),(2)	Percent of Common Stock Outstanding (3)
John Works, Director, President and Principal Executive Officer (4) 999-18th Street, Suite 1740 Denver, Colorado 80202	1,750,000	1.97%

Andrei Stytsenko, Director, Vice President - Production 203-17711 64th Avenue Edmonton, Alberta Canada T5T 2J9	815,000	*

Mark Worthey, Director (5) 999-18th Street, Suite 1740 Denver, Colorado 80202	0	*

John Dobitz, Senior Vice President, Engineering (6) 999-18th Street, No. 1740 Denver, Colorado 80202	0	*

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1),(2)	Percent of Common Stock Outstanding (3)
Andrew F. Casazza, Chief Operating Officer (7) 999-18th Street, Suite 1740 Denver, Colorado 80202	187,500	*

Daniel P. Foley, Chief Financial Officer (8) 999-18th Street, Suite 1740 Denver, Colorado 80202	0	*

All Officers, Directors as a Group (9) (6 persons)	2,752,500	2.9%

Old Westbury Real Return Fund (10) c/o Bessemer Trust 630 5th Avenue New York, New York 10111	9,808,915	9.99%

JANA Piranha Master Fund, Ltd. (11) c/o JANA Partners LLC 200 Park Avenue Suite 3300 New York, New York 10166	9,956,898	9.99%

Millenium Global Investments Limited (12) 57-59 St. James Street London, United Kingdom SW1A 1LD	9,956,898	9.99%

RAB Special Situations (Master) Fund Ltd. (13) c/o RAB Capital PLC 1 Adam Street London, United Kingdom WC2N 6LE	10,000,000	9.76%

Morgan Stanley & Co. for a/c Persistency Capital (14) 1221 Avenue of the Americas 28th Floor New York, New York 10020	6,666,666	6.78%

Hound Performance, LLC (15) 101 Park Ave, 47th Floor New York, NY 10178 212-984-2420	5,333,332	5.46%

SPGP (16), (17) 17 Avenue Matignon Paris, France 75008	5,333,332	5.46%

* Less than 1%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Offering.

(2)	Except as indicated in the footnotes below, each person has sole voting and dispositive power over the shares indicated.

(3)	Percentages are based on an aggregate 95,045,090 shares issued and outstanding as of January 31, 2007.

(4)
Mr. Works has an option to purchase 4,000,000 shares of common stock at an exercise price of $0.00001 per share, which vested 25% on June 1, 2006, 6.25% on September 1, 2006, 6.25% on December 1, 2006, and will vest at a rate of 6.25% each completed quarter during the period commencing December 1, 2006 and ending May 31, 2009. Mr. Works’ options were issued prior to the adoption of our 2006 Stock Incentive Plan.

(5)
Mr. Worthey has an option to purchase 10,000 shares of common stock at an exercise price of $1.63 per share, which vest 50% on the first anniversary and 50% on the second anniversary of the date of grant.

(6)
Mr. Dobitz has options to purchase 1,500,000 shares of common stock at an exercise price of $2.10 per share, which vest 33 1/3% on October 16, 2007, 33 1/3% on October 16, 2008, and 33 1/3% on October 16, 2009.

(7)
Mr. Casazza has options to purchase 750,000 shares of common stock at an exercise price of $1.75 per share, which vested 25% on October 2, 2006, and will vest 25% on October 2, 2007, 25% on October 2, 2008 and 25% on October 2, 2009.

(8)
Mr. Foley has options to purchase 1,000,000 shares of common stock at an exercise price of $3.19 per share, which vest 33 1/3% on January 15, 2008, 33 1/3% on January 15, 2009, and 33 1/3% on January 15, 2010.

(9)
Each of our officers who hold options to purchase shares of our common stock have agreed not to exercise their respective options that may be currently exercisable until we increase our authorized shares of common stock pursuant to the proposal set forth in this Proxy Statement.

(10)
Old Westbury Real Return Fund holds warrants to purchase 6,666,666 shares of common stock at $1.50 per share for 60 months following the approval of the increase in the Company’s authorized shares of common stock by the stockholders. The holder of such warrants does not have the right to exercise warrants if the holder would beneficially own in excess of 9.99% of the Company’s common stock; consequently, the number of shares beneficially owned includes warrants to purchase 3,142,249 shares of common stock.

(11)
JANA Piranha Master Fund, Ltd. holds warrants to purchase 5,333,333 shares of common stock at $1.50 per share for 60 months following the approval of the increase in the Company’s authorized shares of common stock by the stockholders. The holder of such warrants does not have the right to exercise the warrants if the holder would beneficially own in excess of 9.99% of the Company’s common stock; consequently, the number of shares beneficially owned includes warrants to purchase 4,623,565 shares of common stock.

(12)
Includes 4,000,000 shares of our common stock held by Millenium Global Natural Resources Fund Limited and 1,333,333 shares of our common stock held by Millenium Global High Yield Fund Limited. Millenium Global Investments Limited has voting and investment authority over the shares held by Millenium Global Natural Resources Fund Limited and the shares held by Millenium Global High Yield Fund Limited. Millenium Global Natural Resources Fund Limited holds warrants to purchase 4,000,000 shares of common stock and Millenium Global High Yield Fund Limited holds warrants to purchase 1,333,333 shares of common stock. Millenium Global Investments Limited has voting and investment authority over the warrants held by Millenium Global Natural Resources Fund Limited and the warrants held by Millenium Global High Yield Fund Limited. The warrants are exercisable at $1.50 per share for 60 months following the approval of the increase in the Company’s authorized shares of common stock by the stockholders. The holder of these warrants does not have the right to exercise warrants if the holder would beneficially own in excess of 9.99% of the Company’s common stock; consequently, the number of shares beneficially owned includes warrants to purchase 4,623,565 shares of common stock.

(13)
Includes (i) 2,413,810 shares issuable upon conversion of notes convertible immediately upon stockholder approval of the increased in authorized shares of our common stock and (ii) warrants to purchase 5,000,000 shares of common stock at $1.50 per share for 60 months following the approval of the increase in the Company’s authorized shares of common stock by the stockholders and of which the holder does not have the right to exercise warrants if the holder would beneficially own in excess of 9.99% of the Company’s common stock.

(14)
Includes warrants to purchase 5,333,333 shares of common stock at $1.50 per share for 60 months following the approval of the increase in the Company’s authorized shares of common stock by the stockholders and of which the holder does not have the right to exercise warrants if the holder would beneficially own in excess of 9.99% of the Company’s common stock.

(15)
Includes 1,326,400 shares of our common stock held by Hound Partners LP and 1,340,266 shares of our common stock held by Hound Partners Offshore Fund LP. Hound Performance, LLC has voting and investment authority over the shares held by Hound Partners LP and the shares held by Hound Partners Offshore Fund LP. Hound Partners LP holds warrants to purchase 1,326,400 shares of common stock. Hound Partners Offshore Fund LP holds warrants to purchase to purchase 1,326,400 shares of common stock. Hound Performance, LLC has voting and investment authority over the warrants held by Hound Partners LP and the warrants held by Hound Partners Offshore Fund LP. The warrants are exercisable at $1.50 per share for 60 months following the approval of the increase in the Company’s authorized shares of common stock by the stockholders and of which the holder does not have the right to exercise warrants if the holder would beneficially own in excess of 9.99% of the Company’s common stock.

(16)
Includes warrants to purchase 2,666,666 shares of common stock at $1.50 per share for 60 months following the approval of the increase in the Company’s authorized shares of common stock by the stockholders and of which the holder does not have the right to exercise warrants if the holder would beneficially own in excess of 9.99% of the Company’s common stock.

(17)
Based solely on a January 31, 2007 stockholders’ list, no holder other than Old Westbury Real Return Fund, JANA Piranha Master Fund, Ltd., Millennium Global Investments Limited, RAB Special Situations (Master) Fund Ltd., Morgan Stanley & Co. for a/c Persistency Capital, Hound Performance, LLC, and SPGP is shown as beneficially owning of record more than 5% of the Company’s securities, other than the nominee CEDE & Co.

To the Company’s knowledge, there are no other beneficial holders of more than five percent (5%) of the Company’s common stock other than those persons listed in the foregoing table.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation for the fiscal year ended March 31, 2006 earned by our Chief Executive Officer and one other officer who served as our Chief Executive Officer during fiscal year 2006:

Summary Compensation Table

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock awards	Securities Underlying Options SARs (#)	LTIP Payouts ($)	All Other Compensation
John Works, CEO	2006	0	0	0	0	0	0	0
Andrei Stytsenko,	2006	0	0	0	0	0	0	0
Former CEO	2005	0	0	0	0	0	0	0
	2004	0	0	0	0	0	0	0

Options/SARs Grants During Last Fiscal Year.

There were no options granted to our executive officers during the fiscal year ended March 31, 2006.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value.

			Number of
	Shares		Securities	Value of
	Acquired		Underlying	Unexercised
	On	Value	Unexercised	In-the-money
Name	Exercise	Realized	Options	Options
John Works	0	0	0	$0
Andrei Stytsenko	0	0	0	$0

Employee Pension, Profit Sharing, or Other Retirement Plans.

None.

Compensation of Directors.

It has been our policy to not pay our directors for serving on our Board of Directors. On February 16, 2007, we expanded our Board to three members with the addition of Mark Worthey as a non-employee director. Mr. Worthey was granted options to purchase 10,000 shares of our common stock at $1.63 per share, which was the fair market value of our common stock on the grant date of February 16, 2007. The option vests 50% on the first anniversary and 50% on the second anniversary of the grant date. The term of the option is five years, subject to early termination if he ceases to provide services to us. We expect to expand our Board to include more non-employee directors, to grant options to those new directors, and to pay cash compensation to our non-employee directors as determined by the Board.

Works Employment Agreement.

Subsequent to March 31, 2006, on May 15, 2006, we entered into an employment agreement (the “Works Employment Agreement”) with John Works as our president, chief executive officer, and a director. The term of the Works Employment Agreement is two years beginning May 15, 2006. Pursuant to the Works Employment Agreement, we pay Mr. Works $12,500 per month, reimburse Mr. Works for out-of-pocket expenses incurred by him up to $10,000 per month, an automobile allowance of $400 per month, and a parking allowance of $150 per month. We also pay Mr. Works a minimum of $950 to maintain an office in Denver, Colorado. We have granted Mr. Works an option to acquire restricted shares of our common stock at a price of $0.00001 per share as follows: (i) 1,000,000 shares on the execution of the Works Employment Agreement, (ii) 1,000,000 shares from June 1, 2006 to May 31, 2007 at the rate of 250,000 shares per completed quarter of service, (iii) 1,000,000 shares from June 1, 2007 to May 31, 2008 at the rate of 250,000 shares per completed quarter of service, and (iv) 1,000,000 shares from June 1, 2008 to May 31, 2009 at the rate of 250,000 shares per completed quarter of service. In the event the Works Employment Agreement is terminated, Mr. Works will be entitled to purchase all shares that have vested, and all unvested shares will be forfeited.

PROPOSALS TO AMEND AND RESTATE THE COMPANY’S ARTICLES OF INCORPORATION

At the Special Meeting, our stockholders will be asked to approve two separate proposals concerning amendments to our Articles of Incorporation. The Board of Directors approved and adopted each proposal on December 12, 2006. Following the effectiveness of the amendments addressed in these two proposals, we intend to file our Amended and Restated Articles of Incorporation substantially in the form set forth as Appendix 2 to this Proxy Statement, which reflects all of the amendments to our Articles of Incorporation, if our stockholders adopt the two proposals. If our stockholders approve one of the amendments addressed in the two proposals and not the other, we intend to file our Amended and Restated Articles of Incorporation reflecting the amendment or amendments, as the case may be, that have been approved by our stockholders and have become effective. Our Board of Directors recommends a vote “FOR” each proposed amendment to our Articles of Incorporation.

A description of each of the two proposals is set forth below. The descriptions are summaries only and are qualified in their entirety by reference to the text of such amendments as set forth in the proposed Amended and Restated Articles of Incorporation, which will be substantially as set forth in Appendix 2 to this Proxy Statement. The text of the proposed Amended and Restated Articles of Incorporation in Appendix 2 is subject to revision if our stockholders do not approve either of the amendments included in the two proposals as set forth below.

Proposal to Increase the Company’s Authorized Common Stock from 100,000,000 shares to 275,000,000 shares

The Board of Directors has authorized, approved and declared advisable an amendment to our Articles of Incorporation that increases the number of authorized shares of our common stock from 100,000,000 shares to 275,000,000 shares. The proposed amendment is subject to approval by our stockholders. The text of the proposed Amended and Restated Articles, which contains the increase in the authorized common stock, is attached hereto as Appendix 2.

The additional common stock to be authorized by the proposed amendment would have rights identical to our currently outstanding common stock. If this amendment is adopted, it will become effective upon the filing of the Amended and Restated Articles with the Nevada Secretary of State.

The Board believes that it is advisable and in the Company’s best interests and the best interests of our stockholders to amend the Articles in order to have available additional authorized but unissued shares of common stock in an amount adequate to provide for the Company’s contractual commitments and future needs.

The additional shares will be available for issuance from time to time by us in the discretion of the Board, subject to stockholder approval as may be required under Nevada law or, if then applicable, exchange or NASDAQ regulations. By increasing the authorized common stock at this time, the Board will then be able to respond to potential business opportunities and to pursue important objectives designed to enhance stockholder value such as raising capital, including, without limitation, shares of common stock, warrants, convertible notes and shares underlying these warrants and notes issued in conjunction with the Securities Purchase Agreement, as amended, as more fully described below. In addition, in some situations prompt action may be required which would not permit seeking stockholder approval to authorize additional shares for a specific transaction on a timely basis. Additional authorized shares will also provide us with greater flexibility to use our capital stock for various other business purposes including providing equity incentives to employees, officers and directors and establishing strategic relationships with other companies. Other than the arrangements and agreements to issue common stock discussed below, we have no specific arrangements or plans that would involve the issuance of the proposed additional authorized shares.

Our Board of Directors believes that it is important to have the flexibility to act promptly in the best interests of its stockholders. The increase in the number of authorized shares of common stock could have an anti-takeover effect, although this is not the intent of the Board in proposing the amendment. For instance, our authorized but unissued common stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of the Company. As of the date of this Proxy Statement, the Board is not aware of any attempt or plan to obtain control of the Company.

Arrangements and Agreements to Issue Shares of Common Stock

The common stock share amounts reflected in this section are pre-reverse stock split amounts and not post-split amounts. See “PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO ADOPT AND IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK IN THE RANGE OF ONE-FOR-THREE TO ONE-FOR-FIVE” below.

Private Placement

We entered into a Securities Purchase Agreement, dated December 21, 2006, with the investors identified therein (the “Securities Purchase Agreement”) to effect a $76,343,130 private placement of shares of the Company’s common stock and other securities in one or more closings. The Securities Purchase Agreement was subsequently amended on January 23, 2007 by Amendment No. 1 to the Securities Purchase Agreement, dated as of January 18, 2006 (“Amendment No. 1”), to increase the aggregate private placement offering amount to $79,500,000. Pursuant to the Securities Purchase Agreement, as amended, we raised an aggregate of $79,405,351 and issued (i) 45,940,510 shares of common stock, (ii) promissory notes (the “Notes”) that are convertible into 6,996,342 shares of common stock and (iii) warrants (the “Warrants”) to purchase 52,936,832 shares of common stock. In conjunction with the private placement, we also used the services of placement agents and have agreed to issue warrants to purchase 3,344,712 shares of common stock to these agents or their designees.

The Warrants issued in the private placement are immediately exercisable during the five year period beginning on the date the Company amends and restated its Articles of Incorporation to increase its authorized shares of common stock. We agreed to promptly call a meeting of our stockholders to approve this increase, which meeting in part is the subject of this Proxy Statement. The Company will be required to make penalty payments to the investors if approval is not obtained as more fully described in the Securities Purchase Agreement. The Notes issued in the private placement will automatically convert into shares of common stock on the date the Company amends and restates its Articles of Incorporation to increase its authorized shares of common stock.

In connection with the private placement, the Company entered into a registration rights agreement with the investors (the “Registration Rights Agreement”) pursuant to which it is required to file a registration statement with the SEC (the “Registration Statement”) within 75 days of the initial closing, to register all of the shares of common stock sold to investors during the private placement and all of the shares of common stock issuable upon exercise of the warrants issued to the investors in the private placement and to have the Registration Statement declared effective by the SEC within 120 days of initial closing (or within 150 days of initial closing in the event of a full review by the Commission). The Company will be subject to the payment of liquidated damages if it fails to meet those obligations or fails to maintain the effectiveness of the Registration Statement.

The foregoing summaries of the Securities Purchase Agreement, the Warrant and the Registration Rights Agreement are qualified in their entirety by reference to the forms of each of the Securities Purchase Agreement, the Warrant and the Registration Rights Agreement attached as Exhibits 10.1, 4.1 and 4.2, respectively, to the Current Report of Form 8-K filed by the Company with the Securities and Exchange Commission on December 27, 2006. The form of Note is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 8, 2007. Amendment No.1 to the Securities Purchase Agreement was filed as Exhibit 10.1 to the Current Report of Form 8-K filed by the Company with the Securities and Exchange Commission on January 25, 2007.

Pursuant to the Securities Purchase Agreement, each investor who participated in the private placement, which in the aggregate represents the holders of 45,940,510 shares of our common stock, has agreed to vote in favor of this proposal. Additionally, as part of the private placement, the holders of an additional 13,427,930 shares of common stock issued prior to the private placement have agreed to vote in favor of this proposal pursuant to a Voting Agreement, the form of which was filed as Exhibit 4.3 to the Current Report of Form 8-K filed by the Company with the Securities and Exchange Commission on December 27, 2006.

The proceeds from the private placement were used primarily to acquire oil fields in Wyoming’s Powder River Basin and for working capital as more fully described in the Current Reports of Form 8-K filed by the Company with the Securities and Exchange Commission on October 6, 2006, December 4, 2006, December 27, 2006 and January 8, 2007.

Warrants

Prior to conducting the private placement, the Company issued warrants to purchase 19,140,405 shares of our common stock. As part of the private placement, holders of the warrants to purchase 14,198,905 shares of common stock agreed not to exercise their respective warrants until such time as the Company has amended its Articles of Incorporation to increase its authorized shares of common stock pursuant to a Unit Holder Letter Agreement as more fully described in the Current Report of Form 8-K filed by the Company with the Securities and Exchange Commission on December 18, 2006. Currently, warrants to purchase 4,941,500 shares of common stock are immediately exercisable.

Officer and Employee Options

The Company has also issued options to its officers and employees exercisable into 3,335,000 shares of common stock to its employees pursuant to the 2006 Stock Incentive Plan as more fully described in this Proxy Statement in “PROPOSAL TO ADOPT THE 2006 STOCK INCENTIVE PLAN”. The Company has also issued options to purchase 3,000,000 shares of common stock prior to the adoption of the 2006 Stock Incentive Plan.

As of the record date, we had 95,045,090 shares of common stock issued and outstanding and outstanding warrants currently exercisable into 4,941,500 shares of common stock. If the proposal to increase our authorized shares of common stock is approved by the stockholders then following the amendment and restatement of our Articles to increase our authorized shares of common stock we will have warrants exercisable into 70,480,449 shares of common stock and options to purchase 6,325,000 shares of common stock. Additionally, following the approval of the proposal to increase our authorized shares of common stock and the filing of our Amended and Restated Articles, the Notes will automatically convert into 6,996,342 shares of common stock. In addition, we have reserved for issuance, upon stockholder approval of this proposal and the amendment and restated of our Articles, (i) 59,933,153 shares of our common stock underlying the Warrants and Notes and (ii) 6,675,000 shares of common stock reserved but unissued under our 2006 Stock Incentive Plan.

Accordingly, upon approval by the stockholders of this proposal and the amendment and restatement of our Articles, we will have 102,041,432 shares of common stock issued and outstanding and 80,480,449 shares of our common stock reserved for issuance.

Other than the arrangements and the outstanding securities described above, we have no arrangements, agreements, understandings, or plans at the present time for the issuance or use of the additional shares of common stock proposed to be authorized. Our Board of Directors does not intend to issue any common stock except on terms that the directors deem to be in the best interests of our Company and our then-existing stockholders.

Potential Effects of the Proposed Amendment

In deciding whether to issue additional shares of common stock, our Board of Directors will carefully consider the effect of the issuance on the operating results of our Company and our then-existing stockholders. With the exception of stock dividends, including stock splits effected as stock dividends, issuances of common stock may result in dilution to the investments of existing stockholders. In addition, issuances of common stock could be used to discourage or make more difficult a business combination or an attempt to obtain control of our Company that is not approved by our Board of Directors, even when those attempts may be in the best interests of some or all of our stockholders. The Board of Directors did not propose this amendment for the purpose of discouraging mergers, tender offers, proxy contests, or other changes in control of our Company and we are not aware of any specific effort to accumulate our common stock or to obtain control of our Company by means of a merger, tender offer, solicitation or otherwise.

Proposal to Amend and Restate the Company’s Articles of Incorporation in Their Entirety.

In addition to the proposal set forth above, the Board of Directors has authorized, approved and declared advisable amendments to our Articles of Incorporation or Articles that will amend and restate our Articles of Incorporation in their entirety. The proposed amendment is subject to approval by the stockholders. The text of the proposed Amended and Restated Articles of Incorporation is attached hereto as Appendix 2. If the proposal is adopted, it will become effective upon the filing of the Amended and Restated Articles with the Nevada Secretary of State.

As part of its continuing efforts to improve the corporate governance of the Company, our Board of Directors has reviewed and evaluated the Company’s existing corporate governance documents, including our Articles of Incorporation. Our original Articles of Incorporation were filed with the Secretary of State of the State of Nevada on February 4, 2004 and subsequently were amended on April 11, 2006. The Board of Directors determined that it is in the best interests of our Company and stockholders to amend and restate the Articles of Incorporation in their entirety. Additionally, pursuant to the Securities Purchase Agreement, as amended, described above, we have agreed to opt out of certain anti-takeover provisions under Nevada law. We have summarized the Amended and Restated Articles below under the section entitled “Summary of Amended and Restated Articles.” This summary regarding the Amended and Restated Articles is qualified in its entirety by reference to the text of the Amended and Restated Articles, attached to this Proxy Statement as Appendix 2.

Previously, our Board of Directors amended and restated our Company’s Bylaws pursuant to applicable Nevada law as part of its effort to improve the Company’s corporate governance documents generally. We filed these Amended and Restated Bylaws as an exhibit to a Current Report on Form 8-K with the Securities and Exchange Commission on December 18, 2006.

Summary of Amended and Restated Articles of Incorporation

We have summarized below the significant provisions of the Amended and Restated Articles. The Articles of Incorporation and our Bylaws are available for inspection during business hours at our principal executive offices at 999-18th Street, Suite 1740, Denver, Colorado. In addition, copies may be obtained by writing to the Company’s Secretary at the same address. The summary below is not exhaustive and is qualified in its entirety be reference to the Articles of Incorporation and the Amended and Restated Articles of Incorporation.

•	Article I is worded differently than its antecedent, but contains no material change.

•
Article II. The Board believes that providing for perpetual existence of the Company unless dissolved according to law provides the Company a sense of continuity and flexibility in transacting its business.

•
Article III declares that the Company (i) is organized for the purpose of engaging and carrying on any lawful business activity for which corporations may be incorporated in Nevada, and (ii) has and may exercise all powers and rights which corporations may exercise legally in pursuant to the Nevada Revised Statutes. Additionally, Article III grants the Board the power to divide and issue any class of stock of the Company.

•
Article IV increases the authorized number of common shares from one hundred million (100,000,000) to two hundred seventy-five million (275,000,000) shares, par value $.00001 per share and permits dividends to be paid on common shares. Each share of common stock is entitled to one vote and each fractional share of common stock is entitled to a corresponding fractional vote on each matter submitted to the vote of stockholders. Cumulative voting is not allowed with respect to director elections, and, unless the Articles of Incorporation or Nevada law provide otherwise, a stockholder act requires the affirmative vote of a majority of shares of common stock or common stock equivalents presented at a stockholder meeting and entitled to vote on the subject matter. Article IV prohibits preemptive rights except for certain circumstances.

•
Article V. The Board of Directors believes that the indemnification of officers and directors to the extent permitted by Chapter 78 of the Nevada Revised Statutes (the “Nevada Corporation Law”) will make the Company more competitive in its attempts to engage human resources and other talent the Company needs to conduct its business.

•
Article VI. The Board of Directors believes that the elimination of personal liability to the extent permitted by the Nevada Corporation Law will make the Company more competitive in its attempts to attract talented officers and directors.

•
Article VII. The Board of Directors believes that reserving, to the full extent permitted by Nevada Corporation Law, all the rights to amend, alter, change, or repeal the Articles of Incorporation will provide the Corporation with the greatest flexibility.

•
Article VIII. The Board of Directors believes that reserving the right to amend or repeal the Company’s Bylaws, or to adopt new bylaws, will provide the Board of Directors with the greatest flexibility and will enable the Board of Directors to deal with issues as quickly and efficiently as possible. If shareholder approval is not required for actions, the time, cost and expense associated with governance can be reduced substantially.

•
Article IX. The Board of Directors believes, as further described immediately below, that Article IX will assist the Company in participating in certain business transactions including acquisitions, reorganizations or mergers, and other business opportunities; and that the applicable law regarding fiduciary duties of directors and executive officers to the corporation for which they serve in these capacities will sufficiently protect the Company in transactions involving interested stockholders.

Nevada Anti-Takeover Law

The Nevada corporate statutes contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the Nevada statutes, except under certain circumstances, a corporation is not permitted to engage in a business combination with any interested stockholder for a period of three years following the date such stockholder became an interested stockholder. An interested stockholder is a person who owns ten percent or more of the outstanding shares of voting stock. Nevada permits a corporation to opt out of the application of these business combinations provisions by so providing in the articles of incorporation. We are obligated pursuant to the Securities Purchase Agreement to opt out of the Nevada anti-takeover statutes. Business combination restrictions can have a chilling effect on potential takeovers or acquisitions, whether friendly or unfriendly, which can impair the perceived value of the corporation that could accrue to the benefit of the stockholders. For these reasons, we propose for stockholder approval an amendment to the Articles of Incorporation to opt out of the application of the Nevada business combination acquisition provisions that would otherwise be applicable to us.

Required Vote; Recommendation of the Board of Directors

The Board of Directors has unanimously approved each of the two foregoing proposals pertaining to the Company’s Amended and Restated Articles of Incorporation. The affirmative vote of the holders of at least a majority of the outstanding shares of our common stock entitled to vote will be required to approve each proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH PROPOSAL PERTAINING TO THE AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION AS DESCRIBED ABOVE.

PROPOSAL TO ADOPT THE 2006 STOCK INCENTIVE PLAN

On October 2, 2006, the Board of Directors approved the Company’s 2006 Stock Incentive Plan (the “2006 Plan”), subject to stockholder approval. The 2006 Plan is designed to align the interests of employees, directors and other persons selected to receive awards with those of stockholders by rewarding long-term decision-making and actions for the betterment of the Company. We believe that equity-based compensation assists in the attraction and retention of qualified employees and provides them with additional incentive to devote their best efforts to pursue and sustain the Company’s superior long-term performance, enhancing the value of the Company for the benefit of its stockholders.

Summary of the 2006 Stock Incentive Plan

The following paragraphs provide a summary of the principal features of the 2006 Plan and its operation. This summary is qualified in its entirety by reference to the applicable provisions of the 2006 Plan, a copy of which is included herein as Appendix 3.

Shares Available for Issuance

The 2006 Plan provides that no more than 10,000,000 shares of our common stock may be issued for awards. If there is any change in the Company’s common stock by reason of any stock exchange, merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise, then the Board’s Compensation Committee shall make proportionate adjustments to the maximum number and kind of securities (i) available for issuance under the 2006 Plan; (ii) available for issuance as incentive stock options or non-qualified stock options; (iii) that may be subject to awards received by any participant; (iv) that may be subject to different types of awards; and (v) that are subject to any outstanding award, and (vi) the price of each security.

The 2006 Plan provides that shares covered by an award will not count against the shares available for issuance under the 2006 Plan until they are actually issued and delivered to a participant. If an award granted under the 2006 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award will again be available for use under the 2006 Plan.

Eligibility

Awards may be made to any employee, officer, director of the Company and its related companies or other persons who provide services to the Company and its related companies. As of February 20, 2007, three directors, four officers (one of whom is a director) and six employees of the Company are eligible to participate in the Plan. There are no consultants eligible to participate in the 2006 Stock Incentive Plan. As of February 20, 2007, the Company has issued options to purchase 3,335,000 shares of common stock in the aggregate under the 2006 Stock Incentive Plan.

Administration

The 2006 Plan will be administered by the Option Committee which shall consist of the Board or a committee of the Board as the Board may from time to time designate.

Types of Awards

Stock Options. The Option Committee may grant either incentive stock options, which comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Option Committee sets option exercise prices and terms, except that the exercise price of an incentive stock option may be no less than 100% of the fair market value of the shares on the date of grant. At the time of grant, the Option Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years.

Restricted Stock Awards. The Option Committee may grant awards of restricted stock under the 2006 Plan. These shares may be subject to restrictions on transferability, risk of forfeiture and other restrictions as determined by the Option Committee. As a condition to a grant of an award of restricted stock, the Option Committee may require or permit a participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2006 Plan. Unless otherwise determined by the Option Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as restricted stock with respect to which such stock or other property has been distributed.

Restricted Stock Unit Awards. The Option Committee may grant awards of Restricted Stock Units under the 2006 Plan. A “Restricted Stock Unit” is a grant valued in terms of common stock, but common stock is not issued at the time of grant. After participants who receive awards of Restricted Stock Units satisfy applicable vesting requirements, the Company will distribute shares or the cash equivalent of the number of shares used to value the Unit. If the participant does not meet the requirements prior to the end of the vesting period, the Units will be forfeited to the Company. Vesting requirements may be met by the passage of time or by either Company or individual performance. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as determined by the Option Committee, which restrictions may lapse at the expiration of the deferral period or at other times determined by the Option Committee.

Amendment and Termination of the 2006 Plan

The Board of Directors or the Option Committee may amend, alter or discontinue the 2006 Plan, except that if any applicable statute, rule or regulation requires stockholder approval with respect to any amendment of the 2006 Plan, then to the extent so required, stockholder approval will be obtained. No amendment may impair the right of a participant under an outstanding agreement. As proposed, the 2006 Plan would terminate on October 2, 2016.

Federal Income Tax Consequences

The following is a summary of the material United States federal income tax consequences to us and to recipients of certain awards under the 2006 Plan. The summary is based on the Internal Revenue Code and the U.S. Treasury regulations promulgated thereunder in effect as of the date of this Proxy Statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the 2006 Plan.

Nonqualified Stock Options. A recipient will not have any income at the time a nonqualified stock option is granted, nor will the Company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the recipient generally will recognize ordinary income (whether the option price is paid in cash or by surrender of shares of Company stock), in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option price.

Incentive Stock Options. A recipient will not have any income at the time an incentive stock option (“ISO”) is granted. Furthermore, a recipient will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the option price will be a preference item that could create an alternative minimum tax liability for the recipient. If a recipient disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain recognized by the recipient (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Internal Revenue Code. Conversely, if the recipient disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition will generally be a “disqualifying disposition,” and the recipient will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the option price and (ii) the excess of the amount received for the shares over the option price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares were held.

Restricted Stock and Restricted Stock Units. A participant generally will not have taxable income upon grant of restricted stock or Restricted Stock Units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at the time of grant.

The Company generally will be entitled to a tax deduction in connection with an award under the 2006 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Internal Revenue Code.

Plan Benefits

As of the date of this Proxy Statement, we have made the option grants under the 2006 Plan indicated in the below table. Each of the below options may not be exercised by the option holder until we have increased our authorized shares of common stock.

2006 Stock Incentive Plan

Name and Position	Number of Shares of Common Stock
John Works, President and Chief Executive Officer (1)	0
John K. Dobitz, Senior Vice President - Engineering (2)	1,500,000
Andy Casazza, Chief Operating Officer (3)	750,000
Daniel P. Foley, Chief Financial Officer (4)	1,000,000
Executive Group (5)	3,250,000
Mark Worthey, Director (6)	10,000
Non-Executive Director Group	10,000
Non-Executive Officer Employee Group	75,000

(1)
Mr. Works has an option to purchase 4,000,000 shares of common stock at an exercise price of $.0001 per share, which vested 25% on June 1, 2006, 6.25% on September 1, 2006, 6.25% on December 1, 2006, and will vest at a rate of 6.25% each completed quarter during the period commencing December 1, 2007 and ending May 31, 2009. Mr. Works’ options were issued prior to the adoption of our 2006 Stock Incentive Plan.

(2)
Mr. Dobitz has options to purchase 1,500,000 shares of common stock at an exercise price of $2.10 per share, which vest 33 1/3% on October 16, 2007, 33 1/3% on October 16, 2008, and 33 1/3% on October 16, 2009.

(3)
Mr. Casazza has options to purchase 750,000 shares of common stock at an exercise price of $1.75 per share, which vested 25% on October 2, 2006, and will vest 25% on October 2, 2007, 25% on October 2, 2008 and 25% on October 2, 2009.

(4)
Mr. Foley has options to purchase 1,000,000 shares of commons stock at an exercise price of $3.19 per share, which vest 33 1/3% on January 15, 2008, 33 1/3% on January 15, 2009, and 33 1/3% on January 15, 2010.

(5)
Each of our officers who hold options to purchase shares of our common stock have agreed not to exercise their respective options that may be currently exercisable until we increase our authorized shares of common stock.

(6)
Mr. Worthey has an option to purchase 10,000 shares of common stock at an exercise price of $1.63 per share, which vest 50% on the first anniversary and 50% on the second anniversary of the date of grant.

Required Vote

An affirmative vote of the majority of shares represented at the Special Meeting in person or by proxy is necessary to approve this matter.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE 2006 STOCK INCENTIVE PLAN.

PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO ADOPT AND IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK IN THE RANGE OF ONE-FOR-THREE TO ONE-FOR-FIVE

General

The purpose of this proposal is to effect a reverse split of our issued and outstanding common stock within six months of the Special Meeting in the range of one-for-three to one-for-five (the “reverse split”). If the reverse split proposal is approved, the Board would have the authority (without further stockholder approval) to adopt and implement the reverse split at any time within six months of the Special Meeting. Stockholders may vote in favor of, against or abstain with respect to the reverse split. The reverse split proposal will not cause a change in the number of our authorized shares of common stock and no change in the par value of the common stock. However, there is a separate proposal under which the authorized shares of our capital stock would be increased, which is likewise subject to stockholder approval.

If the reverse split is approved, each of our presently outstanding shares, or the “old shares” of common stock, would be exchanged for new shares, which are referred to in this Proxy Statement as the “new shares” of common stock, in a ratio of one new share for a number of old shares within the range of three to five. If implemented, the reverse split will occur simultaneously for all holders of our common stock and the reverse split ratio will be the same for all of the common stock. Except for changes due to the rounding up of fractional shares to the nearest whole share, the reverse split will affect all of our stockholders uniformly and will not change the proportionate equity interests of our stockholders, nor will the respective voting or other rights of our stockholders be altered. The post-split common stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split will not affect our continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Board Authority

The Board has adopted a resolution approving, declaring advisable and recommending to its stockholders for their approval the reverse stock split. The resolution adopted by the Board of Directors is attached as Appendix 4 to this Proxy Statement. If the reverse split proposal is approved, the Board would have the authority (without further stockholder approval) to adopt and implement the reverse split at any time within six months of the Special Meeting. The decision whether or not to implement the reverse split would be up to the Board of Directors as may be determined to be in the Company’ best interests in the sole judgment of the Board of Directors. If the board elects not to implement the reverse split, the board may abandon the reverse split without the need for any further stockholder action. The Board of Directors may consider a variety of factors in determining whether or not and when to implement the reverse split including, but not limited to, the receipt of consents of third parties, if any are required to be obtained, changes and trends in the per share market price of our common stock, and overall trends in the stock market.

Purposes of the Reverse Split

The purpose of the reverse stock split is to enable us, subject to satisfaction of certain conditions, to become listed on a national securities exchange or automated quotation system including, but not limited to, the American Stock Exchange or The NASDAQ Capital Market (we refer to these as the “Approved Markets”) by increasing the per share trading value of our common stock by decreasing the number of shares of common stock outstanding. Pursuant to the Securities Purchase Agreement, we are obligated, assuming we meet the applicable listing requirements, to use our best efforts to have our common stock listed or quoted on an Approved Market. If we are not successful in having our common stock listed or quoted on a national securities exchange or automated quotation system, as the case may be, within one year of closing the private placement, we will incur certain penalties as more fully described in the Securities Purchase Agreement.

In theory, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of our common stock, the type of investor who would be interested in acquiring it, or our reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may be adversely affecting, and may continue to adversely affect, not only the pricing of our common stock but also its trading liquidity. Our common stock is currently quoted on the OTC Bulletin Board, an NASD-sponsored and operated inter-dealer automated quotation system for equity securities not included on The NASDAQ Capital Market. Many brokerage firms will not make a market in stocks quoted on the OTC Bulletin Board and are reluctant to recommend securities that trade on this electronic venue. Generally speaking, analysts at brokerage firms will also decline to provide research coverage for companies with securities that are quoted on the OTC Bulletin Board. In addition, some investors may be dissuaded from trading in our common stock because brokerage commissions in trades executed on the OTC Bulletin Board tend to be higher as a percentage of the dollar amount of the transactions than trades made on national exchanges or The NASDAQ Capital Market.

We believe that the reverse stock split may be beneficial to us due to the large number of shares that are outstanding. We believe that the low trading prices of the common stock may impair efficiency of the market for our common stock and that brokerage commissions on the purchase or sale of a relatively lower priced stock generally tend to represent a higher percentage of the sales price that the commission on a relatively higher priced stock. We believe that the reverse stock split will improve these factors and may inure to the benefit of our stockholders, the Company and the market for the common stock.

The Board also believes that the reverse split may be the most effective means to increase our stock price to position us to become listed on an Approved Market. We believe that a higher stock price may help generate investor interest in us following the exchange and perhaps help us attract the interest of new market makers or even analysts. Increasing the stock price is not, however, the only condition that we must meet in order to be listed on an Approved Marker and there is no certainty that our efforts will be successful in obtaining a listing or quotation on an Approved Market.

Currently, our common stock is defined as a “penny stock” under Rule 3a51-1 of the Exchange Act and is therefore subject to certain provisions of Rule 15g-9 of the Exchange Act, which imposes additional sales practice requirements on broker-dealers that sell low-priced securities to persons other than established customers and institutional accredited investors. For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. Consequently, the rule may affect the ability or willingness of broker-dealers to sell our common stock and adversely impact the ability of stockholders to sell their shares in the open market. While increasing our stock price is not the only condition that we must meet in order for our post-split common stock to be excluded from the penny stock rules, and in some circumstances our common stock would have to attain a minimum bid price of $4 per share for it to be eligible to be excluded from the penny stock rules, we believe the reverse split will increase the potential for our post-split common stock to be excluded from such rules in the future.

We hope that the decrease in the number of shares of outstanding common stock resulting from the reverse split, and the anticipated increase in the price per share will encourage greater interest in our post-split common stock among members of the financial community and the investing public and possibly create a more liquid market for our stockholders with respect to those post-split shares held by them.

Certain Effects and Risks of the Reverse Split

The following table illustrates the principal effects of the reverse split on the common stock:

Category of Shares	Number of the Company’s Shares Prior to the Reverse Split(1)	Number of the Company’s Shares Prior to the Reverse Split(2)		Number of the Company’s Shares After the Reverse Split	Number of the Company’s Shares After the Adoption of Other Proposals
Authorized	100,000,000	275,000,000		100,000,000	275,000,000
Outstanding(3)	95,045,090	102,041,432	(4)	19,009,018 to 31,681,697	20,408,287 to 34,013,811
Available for Future Issuance(5)	4,954,910	172,958,568		80,990,982 to 68,318,303	254,591,713 to 240,986,189

(1)	Assuming the proposal to increase our authorized shares from 100,000,000 shares of common stock to 275,000,000 shares of common stock is not approved by the stockholders.

(2)	Assuming the proposal to increase our authorized shares from 100,000,000 shares of common stock to 275,000,000 shares of common stock is approved by the stockholders.

(3)	Subject to adjustment resulting from the issuance of whole shares in lieu of fractional shares.

(4)
Assumes the conversion of the Notes, which were issued in the private placement, into 6,966,342 shares of common stock. These Notes will convert automatically upon the increase of our authorized shares of common stock.

(5)
Does not give effect to (i) warrants currently exercisable into 988,300 to 1,647,166 post-split shares of common stock, (ii) warrants exercisable into 14,096,090 to 23,493,483 post-split shares of common stock following the amendment to our Articles of Incorporation to increase our authorized shares of common stock, (iii) options issued under our stock incentive plan to purchase 667,000 to 1,111,667 post-split shares of common stock and (iv) options issued outside of our stock incentive plan to purchase 600,000 to 1,000,000 post-split shares of common stock that are exercisable following the amendment to our Articles of Incorporation to increase our authorized shares of common stock. The reverse split’s implementation will result in the foregoing warrant and option holders (assuming the Notes have converted into shares of our common stock prior to the reverse split) having the right to acquire a number of shares of common stock equal to the number of shares of common stock which the holder was entitled to acquire immediately prior to the reverse split taking place, divided by a number between three and five (as determined by the Board), at an exercise equal to the price in effect immediately prior to reverse split multiplied by a number between three and five (as determined by the Board). The post-split shares described above and issuable on exercise of options outstanding (under our stock incentive plan) and warrants have been adjusted to reflect the implementation of the reverse split. The number of shares reserved for issuance under our stock incentive plan will automatically be reduced by a factor in the range of three to five as determined by the Board once the reverse split occurs. If all options currently outstanding under our stock incentive plan and outside of our stock inventive plan and outstanding warrants were exercised (and assuming the notes have converted into common stock), the number of shares available for future issuance would be reduced to 213,733,873 post-split shares assuming a one-for-three split or 283,240,323 post-split shares assuming a one-for-five split and assuming our stockholders approve the proposal sets forth below regarding the increase in available shares of our common stock.

Our stockholders should recognize that if the reverse split occurs, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the reverse split divided by a number between three and five (as determined by the Board), subject to adjustment for the issuance of whole shares in exchange for fractional shares, as described below). Additionally, the number of shares reserved for issuance under our 2006 Stock Incentive Plan will be reduced proportionately based on the reverse split ratio selected by the Board.

Upon the effective date of the reverse stock split, the number of shares of common stock that are not issued and outstanding would increase due to the reduction in the number of shares of our common stock issued and outstanding based on the reverse split ratio selected by the Board. Authorized but unissued shares of common stock will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of our common stock will also be diluted.

The possibility exists that stockholder liquidity may be adversely affected by the reduced number of post-split shares which would be outstanding once the reverse split occurs. Some companies which undertake reverse stock splits experience a declining trend in their stock price following the reverse split. Should the market price of the common stock decline after the reverse split, the percentage decline may be greater than would otherwise occur had the reverse split not been effected. There could also be larger spreads in the bid and ask prices for shares of the common stock following the reverse split. The reverse split will increase the number of our stockholders who own odd-lots (less than 100 shares). Stockholders who hold odd-lots generally experience an increase in the cost of selling their shares, as well as greater difficulty in making such sales.

There can be no assurance that after the reverse split occurs, we will meet the minimum bid price or other listing requirements of any exchange or automated quotation system. In addition, there is no assurance that after the reverse split, trading in our post-split common stock will be efficient or that we will not continue to be subject to Rule 15g-9.

As described below, a stockholder who would otherwise hold a fractional share after the reverse split will be issued a whole share in lieu of such fractional share. Such issuances may increase slightly the outstanding new shares as compared to the number of old shares. We do not expect the reverse split will result in any material increase in the number of outstanding shares of common stock. We are not aware of any present efforts by anyone to accumulate our common stock, and the proposed reverse split is not intended to be an anti-takeover device.

It is possible that the reverse split will not achieve any of the desired results. There can also be no assurance that the price per share of our common stock immediately after the reverse split will rise proportionately with the reverse split, or that any increase will be sustained for any period of time.

Accounting Matters

The reverse split will not alter the par value of our common stock. As a result, the stated capital on our balance sheet attributable to the common stock will be reduced to a fraction equal to one divided by a number between three and five (as determined by the Board) of its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Although net income (loss) of the Company will not be effected by the reverse split, the per share net income (loss) and net book value of the post-split common stock will be increased because there will be fewer shares of common stock outstanding.

Fractional Shares

No scrip or fractional shares, or certificates for fractional shares, will be issued in connection with the reverse split. Also, we will not be paying any cash to stockholders for any fractional shares resulting from the reverse split. Rather, any fractional shares resulting from the reverse split will be rounded up to the nearest whole number of post-split shares.

No Dissenters’ Rights Based on Reverse Split

Under Nevada law, stockholders are not entitled to dissenters’ rights with respect to the reverse split.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

The reverse split will become effective on the date of its implementation by the Board. Prior to the implementation date, we will issue a press release describing the effective date for implementation of the reverse stock split and will file such press release under cover of a Form 8-K with the SEC. On the effective date, each certificate representing old shares will be deemed for all corporate purposes to evidence ownership of new shares. We will issue another press release once the reverse split has occurred. We also intend to provide notice of the reverse split to the National Association of Securities Dealers, Inc. at least ten days prior to the record date for the split as required by SEC Rule 10b-17. Our transfer agent, Corporate Stock Transfer, Inc., will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of old shares will be asked to surrender to the exchange agent certificates representing old shares in exchange for certificates representing new shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Material Federal Income Tax Consequences of the Reverse Split

The following discussion summarizes certain material United States federal income tax consequences relating to the reverse split. This discussion is based upon current provisions of the Internal Revenue Code, current and proposed Treasury Department regulations, and judicial and administrative decisions and rulings as of the date of this Proxy Statement, all of which are subject to change (which changes could have retroactive effect). This discussion addresses only those stockholders who hold their old shares and will hold their new shares as capital assets and does not address all of the United States federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to stockholders who are subject to special rules, such as persons subject to the alternative minimum tax; persons who hold their stock through partnerships or other pass-through entities; financial institutions; tax-exempt organizations; retirement plans; insurance companies; dealers in securities or foreign currencies; persons who are not citizens or residents of the United States or who are foreign corporations, foreign partnerships or foreign estates or trusts; or persons who hold their stock as part of a straddle, a hedge against currency risk, or as part of a constructive sale or conversion transaction.

We believe that the reverse split will qualify as a tax-free recapitalization for federal income tax purposes. However, we have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. We cannot assure you that a contrary position will not be asserted successfully by the Internal Revenue Service.

Assuming that the reverse split will qualify as a tax-free recapitalization for federal income tax purposes, the material federal income tax consequences of the reverse split would be as follows:

•	No gain or loss would be recognized by a stockholder upon such stockholder’s exchange of old shares for new shares pursuant to the reverse split.

•
The aggregate tax basis of the new shares received in the reverse split (including any whole share issued in lieu of a fractional share) would be the same as the stockholder’s aggregate tax basis in the old shares exchanged therefor. The stockholder’s holding period for the new shares would include the period during which the stockholder held the old shares surrendered in the reverse split.

•	We would not recognize any gain or loss as a result of the reverse split.

Recently promulgated Treasury Regulations provide guidance on the allocation of basis among specific shares of stock received in a tax-free reorganization and the holding period of shares of stock received when the transferor exchanges shares with varying tax bases or holding periods.

The U.S. federal income tax consequences set forth above are for general information only and are not intended to constitute a complete description of all tax consequences relating to the reverse split. EACH STOCKHOLDER IS STRONGLY URGED TO CONSULT SUCH STOCKHOLDER’S TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REVERSE SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS AS WELL AS DESIGNATIONS AND THE TIMING OF MAKING SUCH DESIGNATIONS A STOCKHOLDER CAN MAKE UNDER THE RECENTLY PROMULGATED REGULATIONS WITH RESPECT TO MULTIPLE BLOCKS OF STOCK EXCHANGED IN A REORGANIZATION.

Nevada Law

We are incorporated in Nevada. It is provided in Section 78.2055 of the Nevada Revised Statutes that a corporation decreasing its issued and outstanding shares without decreasing its number of authorized shares may do so if the Board of Directors adopts a resolution setting forth the proposed decrease, and the proposed decrease is approved by the vote of the holders of a majority of the outstanding shares. The full text of the statute is attached to this Proxy Statement as Appendix 5. We are not required to amend our articles of incorporation to effect the reverse stock split.

Required Vote

The affirmative vote of the holders of at least a majority of the outstanding shares of our common stock entitled to vote will be required to approve this proposal.

Recommendation of the Company’s Board of Directors

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE FOR THE REVERSE SPLIT PROPOSAL.

OTHER BUSINESS

The Board of Directors is not aware of any other matters that are to be presented at the Special Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Special Meeting, the stockholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

FINANCIAL AND OTHER INFORMATION - INCORPORATION BY REFERENCE

Financial and other information required to be disclosed in this Proxy Statement is set forth in our Annual Report on Form 10-K for the fiscal year ended March 31, 2006 and our quarterly reports on Forms 10-Q for the quarters ended June 30, 2006 and September 30, 2006 under the captions “FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA,” and “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS,” is hereby incorporated herein by reference. A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2006 and a copy of our quarterly reports on Forms 10-Q for the quarters ended June 30, 2006 and September 30, 2006 accompany this Proxy Statement.

VOTING PROCEDURES

Votes at the Special Meeting are counted by an inspector of election appointed by the Chairman of the meeting. If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to stockholders for their consideration, unless a different number of votes is required by Nevada law or our articles of incorporation. Abstentions by those present at the Special Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his proxy card and withholds authority to vote for any or all of the nominees, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

RESOLUTIONS PROPOSED BY INDIVIDUAL STOCKHOLDERS, DISCRETIONARY AUTHORITY TO VOTE PROXIES

Under Rule 14a-8(e) of the Securities Exchange Act of 1934, in order to be considered for inclusion in the Proxy Statement and form of proxy relating to our next annual meeting of stockholders following the end of our 2006 fiscal year, proposals by individual stockholders must be received by us a reasonable time before we begin to print and mail our proxy materials.

In addition, under Rule 14a-4(c)(1) of the Securities Exchange Act, the proxy solicited by the Board of Directors for the next annual meeting of stockholders following the end of our 2006 fiscal year will confer discretionary authority on any stockholder proposal presented at that meeting unless we are provided with notice of that proposal no later than a reasonable time before we begin to print and mail our proxy materials.

HOUSEHOLDING OF PROXY STATEMENT

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, known as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A number of brokers with customers who are stockholders of the Company will be “householding” the Company’s proxy materials unless contrary instructions have been received from the customers. The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement and annual report to any stockholder sharing an address to which only one copy was mailed. Requests for additional copies should be directed to our proxy agent, Corporate Stock Transfer, Inc., at 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado, Attn: Proxy Department, or by facsimile to Corporate Stock Transfer, Inc. at (303) 282-5800, Attn: Proxy Department.

Once a stockholder has received notice from his or her broker that the broker will be “householding” communications to the stockholder’s address, “householding” will continue until the broker is notified otherwise or until the stockholder revokes his or her consent. If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive separate copies of the proxy materials, the stockholder should so notify his or her broker. Any stockholder who currently receives multiple copies of proxy materials at his or her address and would like to request “householding” of communications should contact his or her broker or, if shares are registered in the stockholder’s name, the Company at the address or telephone number provided above.

FORWARD-LOOKING STATEMENTS

This Proxy Statement includes “forward-looking” statements within the meaning of Section 21E of the Exchange Act. All statements other than statements of historical facts included in this Proxy Statement are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations (“Cautionary Statements”) are disclosed in the “Disclosure Regarding Forward-Looking Statements And Cautionary Statements” section of our Annual Report on Form 10-K for the fiscal year ended March 31, 2006. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this Proxy Statement are expressly qualified in their entirety by the Cautionary Statements.

* * * * *

This Notice and Proxy Statement are sent by order of the Board of Directors.

Dated: February __, 2007
John Works President and Chief Executive Officer

* * * * *

PROXY	PROXY

RANCHER ENERGY CORP.
For the Special Meeting of Shareholders on March 20, 2007
Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John Works and Andrew Casazza, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Special Meeting of Shareholders of Rancher Energy Corp. (the “Company”) to be held at 10:00 a.m. (Denver, Colorado time) on March 20, 2007 at the offices of Patton Boggs LLP at 1660 Lincoln Street, Suite 1900, Denver, Colorado, or any adjournments thereof, on the following matters:

☒ Please mark votes as in this example.

1..	To amend the Company’s articles of incorporation to increase the Company’s authorized common stock from 100,000,000 shares to 275,000,000 shares;

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	To amend and restate the Company’s Articles of Incorporation in their entirety to, among other things, opt out of the application of business combination restrictions imposed under Nevada law;

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To consider and vote upon a proposal recommended by the Board of Directors to approve our 2006 Stock Incentive Plan; and

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.
To approve and authorize the Board of Directors to determine whether to effect a reverse split of the Company’s outstanding common stock in the range of a one-for-three to one-for-five within six months of the Special Meeting;

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

☐ YES	☐ NO	☐ ABSTAIN

(Continued and to be signed on the reverse side)

1

Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, 3, 4 and 5. This proxy is solicited on behalf of the Board of Directors of Rancher Energy Corp.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND FAX BOTH THE FRONT AND BACK TO CORPORATE STOCK TRANSFER, INC. AT (303) 282-5800, ATTN: PROXY DEPARTMENT OR RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW ☐

Dated:

Signature:

Signature:
Signature if held jointly

(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner must sign.)

APPENDIX 1

To the Board of Directors
Rancher Energy Corp.
(fka Metalex Resources, Inc.)
Spokane, Washington

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheets of Rancher Energy Corp. (fka Metalex Resources, Inc. and a Nevada corporation and an exploration stage company) as of March 31, 2006 and 2005, and the related statements of operations, stockholder’s deficit and cash flows for the periods then ended and for the period from February 4, 2004 (inception) through March 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rancher Energy Corp. as of March 31, 2006 and 2005, and the results of its operations, stockholder’s deficit and cash flows for the periods then ended and for the period from February 4, 2004 (inception) through March 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s operating losses raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Williams & Webster, P.S.
Williams & Webster, P.S. Certified Public Accountants Spokane, Washington June 19, 2006

Appendix 1-1

APPENDIX 2

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
RANCHER ENERGY CORP.

Rancher Energy Corp., a Nevada corporation (the “Corporation”), does hereby certify that (i) the name of the Corporation is Rancher Energy Corp., (ii) the Articles of Incorporation of the Corporation were originally filed with the Secretary of State of the State of Nevada on February 4, 2004 and subsequently amended on April 11, 2006.

These Amended and Restated Articles of Incorporation (the “Articles”) have been duly adopted, as required by law, at a duly called Special Meeting of the Stockholders held on _____ __, 200_. The number of shares that voted for the Articles was sufficient for approval. In addition, these Articles have been duly adopted by the Unanimous Written Consent of the Board of Directors in Lieu of Special Meeting, dated December 11, 2006. These Articles supersede the original Articles of Incorporation and all amendments thereto and pursuant to the provisions of Title 7, Chapter 78, Section 403 of the Nevada Revised Statutes, the text of the Articles of Incorporation of the Corporation is hereby restated, integrated and further amended to read in its entirety as follows:

ARTICLE I
NAME

The name of the corporation shall be: Rancher Energy Corp.

ARTICLE II
PERIOD OF DURATION

This corporation shall exist in perpetuity, from and after the date of filing these Articles with the Secretary of State of the State of Nevada unless dissolved according to law.

ARTICLE III
PURPOSES AND POWERS

Section 1. Purposes.

Except as restricted by these Articles, the corporation is organized for the purpose of engaging and carrying on any lawful business activity for which corporations may be incorporated pursuant to the Nevada Revised Statutes.

Section 2. General Powers.

Except as restricted by these Articles, the corporation shall have and may exercise all powers and rights which a corporation may exercise legally pursuant to the Nevada Revised Statutes.

Appendix 2-1

Section 3. Issuance of Shares.

The Board of Directors of the corporation may divide and issue any class of stock of the corporation in series pursuant to a resolution properly filed with the Secretary of State of the State of Nevada.

ARTICLE IV
CAPITAL STOCK

The authorized capital of this Corporation shall be two hundred seventy five million (275,000,000) common shares, par value $0.0001 per share, which shares shall be designated “Common Stock”.

Section 1. Dividends.

Dividends in cash, property, common stock or other securities of the Corporation may be paid upon the Common Stock, as and when declared by the Board of Directors, out of funds of the corporation to the extent and in the manner permitted by law.

Section 2. Voting Rights; Cumulative Voting.

Each outstanding share of Common Stock shall be entitled to one vote and each fractional share of the Common Stock shall be entitled to a corresponding fractional vote on each matter submitted to a vote of stockholders. Cumulative voting shall not be allowed in the election of directors of the corporation. Except as otherwise provided by these Articles or the Nevada Revised Statutes, if a quorum is present, the affirmative vote of a majority of the Common Stock or Common Stock equivalent represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

Section 3. Consideration for Shares.

The Common Stock authorized by this Article IV shall be issued for such consideration as shall be fixed, from time to time, by the Board of Directors.

Section 4. Assessment of Stock.

The capital stock of this Corporation, after the amount of the subscription price has been fully paid in, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

Appendix 2-2

Section 5. No Preemptive Rights.

Except as otherwise provided herein or in a Certificate of Designations, no holder of shares of capital stock of any class or series of the Corporation or holder of any security or obligation convertible into shares of capital stock or any class or series of the Corporation shall have any preemptive right.

ARTICLE V
INDEMNIFICATION

(a) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a proceeding), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an officer or director of the Corporation, or is or was serving at the request of the Corporation as an officer or director of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as an officer or director, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Nevada Revised Statutes, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys fees, judgments, fines, excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be an officer or director and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided herein with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article V shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided however, that, if the Nevada Revised Statutes require the payment of such expenses incurred by an officer or director in his or her capacity as an officer or director (and not in any other capacity in which service was or is rendered by such person while an officer or director, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, payment shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such officer or director, to repay all amounts so advanced if it shall ultimately be determined that such officer or director is not entitled to be indemnified under this Section, or otherwise.

(b) If a claim hereunder is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful, in whole or in part, the claimant shall be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Nevada Revised Statutes for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Nevada Revised Statutes, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Appendix 2-3

(c) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article V shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

(d) The Corporation may maintain insurance, at its expense, to protect itself and any officer, director, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada Revised Statutes.

(e) The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification to any employee or agent of the Corporation to the fullest extent of the provisions of this Article V with respect to the indemnification and advancement of expenses of officers and directors of the Corporation or individuals serving at the request of the Corporation as an officer, director, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise.

ARTICLE VI
ELIMINATION AND LIMITATION OF PERSONAL LIABILITY

No officer or director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer or director, except for liability (i) for any breach of the officer or directors duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the officer or director derived any improper personal benefit. If the Nevada Revised Statutes are amended after the date of incorporation to authorize corporate action further eliminating or limiting the personal liability of officers or directors, then the liability of an officer or director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, or amendments thereto. No repeal or modification of this paragraph shall adversely affect any right or protection of an officer or director of the Corporation existing at the time of such repeal or modification.

Appendix 2-4

ARTICLE VII
AMENDMENTS

The Corporation reserves the right to amend its Articles from time to time in accordance with the Nevada Revised Statutes.

ARTICLE VIII
ADOPTION AND AMENDMENT OF BYLAWS

The power to alter or amend or repeal the Bylaws or adopt new Bylaws shall be vested in the Board of Directors, but the Bylaws may also be altered or amended or repealed at any regular or special meeting of the stockholders if notice of the proposed alteration or amendment is contained in the notice of the meeting. The Bylaws may contain any provisions for the regulation and management of the affairs of the Corporation not inconsistent with law or these Articles.

ARTICLE IX
COMBINATIONS WITH INTERESTED STOCKHOLDERS

Notwithstanding any other provision of these Articles or the Bylaws, Sections 78.411 through 78.444 of the Nevada Revised Statutes (or any successor statutes) shall not apply to any combination between the Corporation and any interested stockholder of the Corporation.

[Remainder of Page Intentionally Left Blank]

Appendix 2-5

IN WITNESS WHEREOF, the undersigned, has signed these Amended and Restated Articles of Incorporation this ___ day of ______ 200__ to be effective upon filing with the Secretary of State of the State of Nevada.

RANCHER ENERGY CORP.

John Works, President and Chief Executive Officer

STATE OF COLORADO	)
) ss.
COUNTY OF DENVER	)

I, ________, a Notary Public, hereby certify that on the ___ day of _______, 200_, personally appeared before me, _______, who being by me first duly sworn declared that he is the person who signed the foregoing document as President and Chief Executive Officer, and that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set may hand and seal on the date herein before mentioned.

My commission expires: ________

(S E A L)
_______________________
_______________________

Appendix 2-6

APPENDIX 3

2006 STOCK INCENTIVE PLAN

This 2006 Stock Incentive Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to Rancher Energy Corp.

1.  Definitions.

The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

Agreement: The written agreement (and any amendment or supplement thereto) between the Company and an Eligible Person designating the terms and conditions of an Award.

Award: Any Option, Restricted Stock or Restricted Stock Unit, together with any other right or interest granted to a Participant pursuant to this Plan.

Board: The Board of Directors of Rancher Energy Corp.

Change in Control: (i) The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) of the beneficial ownership of more than fifty percent of the outstanding securities of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, (iv) a complete liquidation or dissolution of the Company, or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

Code: The Internal Revenue Code of 1986, as amended, from time to time, including regulations thereunder and successor provisions and regulations thereto.

Common Stock: The Common Stock of Rancher Energy Corp.

Company: Rancher Energy Corp., a corporation incorporated under the laws of Nevada, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

Continuous Status: The employment by, or relationship with, the Company or any Related Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether Continuous Status shall be considered interrupted due to personal or other mitigating circumstances, including leaves of absence.

Date of Grant: The date on which an Option is granted under the Plan.

Eligible Person: Officers and Employees and other persons who provide services to the Company or any Related Company, including directors of the Company or any Related Company.

Appendix 3-1

Employee: An Employee is an employee of the Company or any Related Company.

Exchange Act: The Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

Exercise Price: The price per share of Common Stock payable upon exercise of an Option.

Fair Market Value: Fair Market Value of a share of Common Stock shall be the closing price of a share on the date of calculation (or on the last preceding trading day if shares were not traded on such date) if the shares are readily tradable on a national securities exchange or other market system, and if the shares are not readily tradable, Fair Market Value shall be determined, in good faith, by the Option Committee.

Incentive Stock Options ("ISOs"): An Option granted with the intention that it qualify as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

Non-Incentive Stock Options ("Non-ISOs"): Options which are not intended to qualify as "Incentive Stock Options" under Section 422 of the Code or any successor provision thereto.

Option: The rights granted to an Eligible Person to purchase Common Stock pursuant to the terms and conditions of an Agreement.

Option Committee: The Plan shall be administered by the Option Committee which shall consist of the Board or a committee of the Board as the Board may time to time designate.

Option Shares: The shares of Common Stock underlying an Option granted to an Eligible Person.

Optionee: An Eligible Person who has been granted an Option.

Participant: A person who has been granted an Option, Restricted Stock or a Restricted Stock Unit which remains outstanding, including a person who is no longer an Eligible Person.

Related Company: Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Option Committee.

Restricted Stock: An Award of shares of Common Stock granted to a Participant pursuant to Section 15, subject to any restrictions and conditions as are established pursuant to such Section 15.

Restricted Stock Unit: A right, granted to a Participant pursuant to Section 15, to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.

Rule 16b-3: Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan.

Securities Act: The Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

2.  Purpose and Scope.

(a)  The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Eligible Persons an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

Appendix 3-2

(b)  This Plan authorizes the Option Committee to grant Options to purchase shares of Common Stock to Eligible Persons selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

3.  Administration of the Plan. The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this section and under each other section of the Plan. The Option Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted pursuant to the Plan. Such Awards may be granted either alone, in addition to, or in tandem with, any other type of Award.

In accordance with and subject to the provisions of the Plan and Rule 16b-3, the Option Committee shall select the Eligible Persons to receive Awards, shall determine (i) the number of shares of Common Stock, Restricted Stock or Restricted Stock Units to be subject to each Award, (ii) the time at which each Award is to be granted, (iii) the extent to which the transferability of shares of Common Stock issued or transferred pursuant to any Award is restricted, (iv) the Fair Market Value of the Common Stock, (v) whether to accelerate the time of exercisability of any Award that has been granted, (vi) the period or periods and extent of exercisability of the Options, and (vii) the manner in which an Option becomes exercisable. In addition, the Option Committee shall fix such other terms of each Option, Restricted Stock Award and Restricted Stock Units as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form, terms and provisions of each Agreement to evidence each Award (which need not be identical).

The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be available to every member of the Board.

All actions taken and all interpretations and determinations made by the Option Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

4.  The Common Stock. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options, Restricted Stock and Restricted Stock Units with respect to, a total number, not in excess of 10,000,000 shares of Common Stock, either treasury or authorized but unissued, as adjusted pursuant to Section 16. All or any unsold shares subject to an Option, Restricted Stock or Restricted Stock Units that for any reason expires or otherwise terminates may again be made subject to Options, Restricted Stock or Restricted Stock Units under the Plan. No Eligible Person may be granted Options, Restricted Stock and Restricted Stock Units under this Plan covering in excess of an aggregate of 3,000,000 Option Shares and shares of Restricted Stock and Restricted Stock Units in any calendar year, subject to adjustments pursuant to Section 16.

Appendix 3-3

5.  Eligibility. Options which are intended to qualify as ISOs will be granted only to Employees. Eligible Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Restricted Stock and Restricted Stock Units under the Plan.

6.  Option Price. The Exercise Price for the Option Shares shall be established by the Option Committee or shall be determined by a method established by the Option Committee; provided that the Exercise Price to be paid by Optionees for the Option Shares that are intended to qualify as ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant (or, in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, 110 percent of the Fair Market Value of the Option Shares on the Date of Grant).

7.  Duration and Exercise of Options.

(a)  The option period shall commence on the Date of Grant and shall be as set by the Option Committee, but not to exceed 10 years in length.

(b)  The Option Committee may determine whether any Option shall be exercisable in installments only; if the Option Committee determines that an Option shall be exercisable in installments, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

(c)  The Option Committee shall establish and set forth in each Agreement that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of Continuous Status, any of which provisions may be waived or modified by the Option Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Section 409A of the Code.

(d)  Each Option shall be exercised in whole or in part by delivering to the Company (or to a brokerage firm designated or approved by the Company) of written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the aggregate purchase price for the Option Shares purchased is at least $1,000.

(e)  No Option may be granted under this Plan until the Plan is approved by the shareholders of the Company as provided in Section 17 below.

8.  Payment for Option Shares. If the aggregate purchase price of the Option Shares purchased by any Optionee at one time exceeds $5,000, the Option Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company's Common Stock owned by the Optionee with an aggregate Fair Market Value as of the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the Exercise Price shall be paid in cash or check upon exercise of the Option, except that the Option Committee may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party broker-dealer in securities approved by the Option Committee to sell some or all of the Option Shares acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

Appendix 3-4

9.  Relationship to Employment or Position. Nothing contained in the Plan, or in any Option, Restricted Stock Award or Restricted Stock Units granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by, or other relationship with, the Company, or interfere in any way with the right of the Company to terminate the Participant’s employment as an Employee or other position or relationship, at any time.

10.  Nontransferability of Option. Except as otherwise provided by the Option Committee, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution.

11.  Rights as a Stockholder. No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 16, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

12.  Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

13.  Disposition of Shares. Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; and (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him or her, and (iii) he will timely file all reports required under the federal securities laws.

Each Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an ISO, within two years after the grant of such ISO or within one year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Company may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an ISO to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this section.

Appendix 3-5

14.  Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which ISO’s are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the Date of Grant under the Code (the Fair Market Value being determined as of the Date of Grant for the Option), such portion in excess of $100,000 shall be treated as Non-ISO’s.

15.  Restricted Stock and Restricted Stock Units.

(a)  Restricted Stock. The Option Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

i.  Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Option Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Option Committee may determine at the date of grant or thereafter. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

ii.  Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Option Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Option Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

iii.  Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Option Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Option Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.

(b)  Restricted Stock Units. The Option Committee is authorized to grant Restricted Stock Units to Participants, which are rights to receive Common Stock at the end of a specified deferral period, subject to the following terms and conditions:

i.  Award and Restrictions. Settlement of an Award of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Unit by the Option Committee (or, if permitted by the Option Committee, as elected by the Participant). In addition, Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Option Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Option Committee may determine. Restricted Stock Units shall be satisfied by the delivery of cash or Common Stock in the amount equal to the Fair Market Value for the specified number of shares of Common Stock covered by the Restricted Stock Units, or a combination thereof, as determined by the Option Committee at the date of grant or thereafter.

Appendix 3-6

ii.  Dividend Equivalents. Unless otherwise determined by the Option Committee at date of grant, Dividend Equivalents on the specified number of shares of Common Stock covered by an Award of Restricted Stock Units shall be either (a) paid with respect to such Restricted Stock Units on the dividend payment date in cash or in shares of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such Restricted Stock Units and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Option Committee shall determine or permit the Participant to elect.

(c)  Waiver of Restrictions. The Option Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions, or restrictions on any Restricted Stock or Restricted Stock Units under such circumstances and subject to such terms and conditions as the Option Committee shall deem appropriate; provided, however, that the Option Committee may not adjust performance goals for any Restricted Stock or Restricted Stock Units intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Restricted Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

16.  Change in Stock, Adjustments, Etc. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Option Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options, Restricted Stock and Restricted Stock Units as provided in the respective Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

17.  Effective Date of Plan; Termination Date of Plan. Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective October 2, 2006. The Plan shall terminate at midnight on October 2, 2016, except as to Options previously granted and outstanding under the Plan at that time. No Options, Restricted Stock and Restricted Stock Units shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options, Restricted Stock and Restricted Stock Units then outstanding under the Plan.

18.  Withholding Taxes. The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares or Restricted Stock.

Appendix 3-7

19.  Change in Control.

In the event of a Change in Control of the Company, (a) the Option Committee, in its discretion, may, at any time an Award is granted, or at any time thereafter, accelerate the time period relating to the exercise or realization of any Options, Restricted Stock and Restated Stock Units, and (b) with respect to Options, Restricted Stock and Restricted Stock Units, the Option Committee in its sole discretion may, at any time an Award is granted, or at any time thereafter, take one or more of the following actions, which may vary among individual Participants: (i) provide for the purchase of an Option, Restricted Stock and Restricted Stock Units for an amount of cash or other property that could have been received upon the exercise of the Option, Restricted Stock and Restricted Stock Unit had the Option been currently exercisable, (ii) adjust the terms of the Awards in a manner determined by the Option Committee to reflect the Change in Control, (iii) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options, Restricted Stock and Restricted Stock Units, or the substitution for such Options, Restricted Stock and Restricted Stock Units of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options, Restricted Stock and Restricted Stock Units, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided, (iv) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised for a limited period of time on or before a specified date fixed by the Option Committee, after which specified date, all unexercised Options and all rights of Optionees thereunder shall terminate, or (v) make such other provision as the Committee may consider equitable.

20.  Amendment.

(a)  The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the right of a Participant under an outstanding Agreement. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

(b)  The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent.

(c)  Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

21.  Other Provisions.

(a)  The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

Appendix 3-8

(b)  Any expenses of administering the Plan shall be borne by the Company.

(c)  This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

(d)  The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Nevada.

* * * * * * * *

Appendix 3-9

APPENDIX 4

BOARD RESOLUTIONS OF THE BOARD OF DIRECTORS
OF RANCHER ENERGY CORP. IN CONNECTION WITH
THE REVERSE STOCK SPLIT

WHEREAS, the board of directors of the Corporation (the “Board”) deems it desirable for the Corporation to be able to become listed, subject to satisfaction of certain conditions, on a national securities exchange or automated quotation system including, but not limited to, the American Stock Exchange or The NASDAQ Capital Market (the “Approved Markets”) and, additionally, the Securities Purchase Agreement, dated December 21, 2006, which was entered into by the Corporation as part of the private placement conducted by the Corporation in December 2006 and January 2007, requires the Corporation to use its best efforts to cause its shares of common stock to be listed on an Approved Market no later than one year after the Closing Date (as defined therein).

WHEREAS, the Board deems it advisable and in the Corporation’s best interest to consider a reverse stock split of its common stock, which should increase the per share trading value of its common stock by decreasing the number of shares of common stock outstanding, within the range of one-for-three to one-for-five within six months following a Special Meeting of Stockholders if such reverse stock split is determined to be necessary in the judgment of the Board to accomplish the purposes described above (the “Reverse Stock Split”).

WHEREAS, Section 78.2055 of the Nevada Revised Statutes permits a corporation to effect a reverse stock split following stockholder approval of the action by board resolution when the action has no effect on the corporation's authorized shares.

WHEREAS, the Reverse Stock Split would have no effect on the Corporation’s two hundred seventy-five million (275,000,000) authorized shares of common stock, assuming the stockholders approve Proposal One as described below.

NOW THEREFORE BE IT RESOLVED, that the Board hereby deems the ability of the Board to effect a Reverse Stock Split to be in the best interests of the Corporation and recommends that the stockholders of Corporation approve of the Reverse Stock Split.

FURTHER RESOLVED, that following stockholder approval of the Reverse Stock Split within six months of the Special Meeting of Stockholders (as described below), the Board may cause the Corporation to effect a reverse stock split of its common stock within the range of one share of common stock for every three shares of common stock outstanding to one share of common stock for every five shares of common stock outstanding.

FURTHER RESOLVED, that the Reverse Stock Split shall have no effect on the number of shares authorized in the Corporation’s Articles of Incorporation.

FURTHER RESOLVED, that the officers of the Corporation are hereby authorized and directed to take such actions and sign such documents as they deem necessary or proper to carry out the foregoing resolutions.

Appendix 4-1

APPENDIX 5

NEVADA REVISED STATUTE CHAPTER 78
SECTION 2055

NRS 78.2055  Decrease in number of issued and outstanding shares of class or series: Resolution by board of directors; approval by stockholders; rights of stockholders.

1.  Unless otherwise provided in the articles of incorporation, a corporation that desires to decrease the number of issued and outstanding shares of a class or series held by each stockholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series may do so if:

(a) The board of directors adopts a resolution setting forth the proposal to decrease the number of issued and outstanding shares of a class or series; and

(b) The proposal is approved by the vote of stockholders holding a majority of the voting power of the affected class or series, or such greater proportion as may be provided in the articles of incorporation, regardless of limitations or restrictions on the voting power of the affected class or series.

2.  If the proposal required by subsection 1 is approved by the stockholders entitled to vote, the corporation may reissue its stock in accordance with the proposal after the effective date and time of the change.

3.  Except as otherwise provided in this subsection, if a proposed decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference, or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the decrease, or such greater proportion as may be provided in the articles of incorporation, regardless of limitations or restrictions on the voting power of the adversely affected class or series. The decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the decrease if the articles of incorporation specifically deny the right to vote on such a decrease.

4.  Any proposal to decrease the number of issued and outstanding shares of any class or series, if any, that includes provisions pursuant to which only money will be paid or scrip will be issued to stockholders who:

(a) Before the decrease in the number of shares becomes effective, hold 1 percent or more of the outstanding shares of the affected class or series; and

(b) Would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all their outstanding shares, is subject to the provisions of NRS 92A.300 to 92A.500, inclusive. If the proposal is subject to those provisions, any stockholder who is obligated to accept money or scrip rather than receive a fraction of a share resulting from the action taken pursuant to this section may dissent in accordance with the provisions of NRS 92A.300 to 92A.500, inclusive, and obtain payment of the fair value of the fraction of a share to which the stockholder would otherwise be entitled.

Appendix 5-1